NF37113.1
                                                          8


WHEN RECORDED MAIL TO


Joanne Feil, Esq.
Rogers & Wells
200 Park Avenue
New York, New York 10166-0153
Attn:  Mary J. Conway, Esq.
          (3198/189)                   PACE ABOVE THIS LINE FOR RECORDER'S USE
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                       MULTIFAMILY OPEN-END MORTGAGE DEED,
                   ASSIGNMENT OF RENTS AND SECURITY AGREEMENT


         THIS MORTGAGE (herein "Instrument") is made this 14th day of March, 1997, between the Mortgagor/Grantor, GR-PROPERTIES III LIMITED PARTNERSHIP, whose address is c/o Grove Property Trust, 598 Asylum Avenue, Hartford, Connecticut 06105 (herein "Borrower"), and the Mortgagee, CITICORP REAL ESTATE, INC., a corporation organized and existing under the laws of Delaware, whose address is 599 Lexington Avenue, 24th Floor, New York, New York 10043, together with its successors, assigns and transferees (herein "Lender").

         BORROWER, in consideration of the indebtedness herein recited grants, conveys and assigns to Lender and Lender's successors, assigns and transferees with mortgage covenants and upon statutory condition the following described property located in the Town of Newington, County of Hartford, State of
Connecticut:

         See Exhibit "A" attached hereto and incorporated herein by reference for all purposes.

         TO HAVE AND TO HOLD such property unto Lender and Lender's successors and assigns, forever, together with all buildings, improvements, and tenements now or hereafter erected on the property, and all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property, and all fixtures, machinery, equipment, engines, boilers, incinerators, building materials, appliances and goods of every nature whatsoever now or hereafter located in, or on, or used, or intended to be used in connection with the property, including, but not limited to, those for the purposes of supplying or distributing heating, cooling, electricity, gas, water, air and light; and all elevators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, plumbing, bath tubs, water heaters, water closets, sinks, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, mirrors, cabinets, panelling, rugs, attached floor coverings, furniture, pictures, antennas, trees and plants, tax refunds, trade names (to the extent applicable to property encumbered by this Instrument), licenses, permits, insurance proceeds, unearned insurance premiums and choses in action; all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the real property covered by this Instrument; and all of the foregoing, together with said property (or the leasehold estate in the event this Instrument is on a leasehold) are herein referred to as the "Property";

         TOGETHER with all right, title and interest in, to and under any and all leases now or hereinafter in existence (as amended or supplemented from time to time) and covering space in or applicable to the Property (hereinafter referred to collectively as the "Leases" and singularly as a "Lease"), together with all rents, earnings, income, profits, benefits and advantages arising from the Property and from said Leases and all other sums due or to become due under and pursuant thereto, and together with any and all guarantees of or under any of said Leases, and together with all rights, powers, privileges, options and other benefits of Borrower as lessor under the Leases, including, without limitation, the immediate and continuing right, upon the occurrence of a default and the continuation thereof beyond any applicable grace period, to receive and collect all rents, income, revenues, issues, profits, condemnation awards, insurance proceeds, moneys and security payable or receivable under the Leases or pursuant to any of the provisions thereof, whether as rent or otherwise, the right to accept or reject any offer made by any tenant pursuant to its Lease to purchase the Property and any other property subject to the Lease as therein provided and to perform all other necessary or appropriate acts with respect to such Leases, and the right, upon the occurrence of a default and the continuation thereof beyond any applicable grace period, to make all waivers and agreements, to give and receive all notices, consents and releases, to take such action upon the happening of a default under any Lease, including the commencement, conduct and consummation of proceedings at law or in equity as shall be permitted under any provision of any Lease or by any law, and to do any and all other things whatsoever which the Borrower is or may become entitled to do under any such Lease together with all accounts receivable, contract rights, franchises, interests, estates or other claims, both at law and in equity, relating to the Property, to the extent not included in rent earnings and income under any of the Leases;

         TOGETHER with all right, title and interest in, to and under any and all reserve, deposit or escrow accounts (the "Accounts") made pursuant to any loan document made between Borrower and Lender with respect to the Property, together with all income, profits, benefits and advantages arising therefrom, and together with all rights, powers, privileges, options and other benefits of Borrower under the Accounts, and together with the right to do any and all other things whatsoever which the Borrower is or may become entitled to do under the Accounts;

         TOGETHER with all agreements, contracts, certificates, guaranties, warranties, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, pertaining to the use, occupancy, construction, management or operation of the Property and any part thereof and any improvements or respecting any business or activity conducted on the Property and any part thereof and all right, title and interest of Borrower therein, including the right to receive and collect any sums payable to Borrower thereunder and all deposits or other security or advance payments made by Borrower with respect to any of the services related to the Property or the operation thereof;

         TOGETHER with all tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property and owned by Borrower; and

         TOGETHER with any and all proceeds resulting or arising from the foregoing (collectively, the "Collateral").

         TO SECURE TO LENDER on condition of (a) the repayment of the indebtedness evidenced by the note dated of even date herewith (herein "Note"), a copy of which Note is attached hereto and made a part hereof as Exhibit B executed by Borrower and those other entities listed on Schedule 1 attached hereto in the principal sum of Fifteen Million Eighty Four Thousand Dollars ($15,084,000.00), with interest thereon (the "Loan"), providing for monthly installments of interest, with the balance of the indebtedness, if not sooner paid, due and payable on April 1, 2007 (the "Maturity Date") and all renewals, extensions and modifications thereof (the "Loan"); (b) the repayment of any future advances with interest thereon, made by Lender to Borrower pursuant to paragraph 30 hereof (herein "Future Advances"); (c) the performance of the covenants and agreements of Borrower contained in an Environmental Indemnity Agreement (herein so-called) between Lender and Borrower dated of even date herewith; (d) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Instrument; (e) the performance of the covenants and agreements of Borrower herein contained; and
(d) the performance of the covenants and agreements in the Loan Documents (as hereinafter defined).

         This Instrument, each of the documents listed on Schedule 1 attached hereto (the "Additional Security Documents"), and any other documents and instruments evidencing, securing or governing the terms of the Loan (this
Instrument, the Additional Security Documents and such other documents and instruments being collectively, (the "Loan Documents") are given as security for the payment of the Note.

         Borrower covenants that Borrower is lawfully seised of the estate hereby conveyed and has the right to mortgage, grant, convey and assign the Property (and, if this Instrument is on a leasehold, that the ground lease is in full force and effect without modification except as noted above and without default on the part of either lessor or lessee thereunder), that the Property is unencumbered (except as disclosed in the title policies delivered to Lender as a condition to the funding of the Loan), and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to any easements, restrictions, liens and encumbrances listed in a schedule of exceptions to coverage in any title insurance policy insuring Lender's interest in the Property.

UNIFORM COVENANTS.  Borrower and Lender covenant and agree as follows:

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     0. PAYMENT OF PRINCIPAL AND INTEREST.  Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, any prepayment and late charges provided in the Note and all other sums secured by this Instrument.
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         1. FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES. Contemporaneously with the execution hereof,  Borrower shall deliver to Lender an amount equal to three
(3) monthly premium installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Property as Lender may require pursuant to paragraph 5 hereof. In addition to such payment, Borrower shall pay to Lender on the day monthly installments of interest are payable under the Note (or on another day designated in writing by Lender), until the Note is paid in full, a sum (herein "Funds") equal to one-twelfth of (a) the yearly taxes and assessments which may be levied on the Property, (b) the yearly ground rents, if any, (c) if this Instrument is on a leasehold, the yearly fixed rents, if any, under the ground lease, all as reasonably estimated initially and from time to time by Lender on the basis of assessments and bills and reasonable estimates thereof. In the event Borrower fails to make any payments when due for fire and hazard insurance premiums Lender reserves the right to require Borrower to make monthly deposits for such premiums which should be included with the Funds. Any waiver by Lender of a requirement that Borrower pay such Funds may be revoked by Lender, in Lender's sole discretion, at any time upon notice in writing to Borrower. Lender may require Borrower to pay to Lender, in advance, such other Funds for other similar taxes, charges, premiums, assessments and impositions in connection with Borrower or the Property which Lender shall reasonably deem necessary to protect Lender's interests (herein "Other Impositions"). Unless otherwise provided by applicable law, Lender may require Funds for Other Impositions to be paid by Borrower in a lump sum (but not more than thirty (30) days before the due date) or in periodic installments, at Lender's option.

                   The Funds shall be held in an institution(s) the deposits or accounts of which are insured or guaranteed by a Federal or state agency (including Lender if Lender is such an institution). Lender shall apply the Funds to pay said rents, taxes, assessments, insurance premiums and Other Impositions so long as Borrower is not in breach, beyond any applicable grace period, of any covenant or agreement of Borrower in this Instrument. Lender shall make no charge for so holding and applying the Funds, analyzing said account or for verifying and compiling said assessments and bills, unless Lender or Lender's servicer shall incur outside third party costs in connection therewith. Interest on the Funds shall accrue at the then prevailing annual money market rate offered by the depository and accrue for the benefit of Borrower. Lender shall give to Borrower, without charge, an annual accounting of the Funds in Lender's normal format showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by this Instrument.

                   If the amount of the Funds held by Lender at the time of the annual accounting thereof shall exceed the amount deemed necessary by Lender to provide for the payment of taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, such excess shall be credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, Borrower shall pay to Lender any amount necessary to make up the deficiency within thirty days after notice from Lender to Borrower requesting payment thereof.

                   Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument beyond any applicable grace period, Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay rents, taxes, assessments, insurance premiums and Other Impositions which are then or will thereafter become due, or (ii) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Lender shall promptly refund to Borrower any Funds held by Lender.

         2. APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, all payments received by Lender from Borrower under the Note or this Instrument shall be applied by Lender in the following order of priority: (i) amounts payable to Lender by Borrower under paragraph 2 hereof; (ii) interest payable on the Note; (iii) principal of the Note; (iv) interest payable on advances made pursuant to paragraph 8 hereof; (v) principal of advances made pursuant to paragraph 8 hereof; (vi) interest payable on any Future Advance, provided that if more than one Future Advance is outstanding, Lender may apply payments received among the amounts of interest payable on the Future Advances in such order as Lender, in Lender's sole discretion, may determine; (vii) principal of any Future Advance, provided that if more than one Future Advance is outstanding, Lender may apply payments received among the principal balances of the Future Advances in such order as Lender, in Lender's sole discretion, may determine; and (viii) any other sums secured by this Instrument in such order as Lender, at Lender's option, may determine: provided, however, that Lender may, at Lender's option, apply any sums payable pursuant to paragraph 8 hereof prior to interest on and principal of the Note, but such application shall not otherwise affect the order of priority of application specified in this paragraph 3.

         3. CHARGES; LIENS. Borrower shall pay all rents, taxes, assessments, premiums, and Other Impositions attributable to the Property in the manner provided under paragraph 2 hereof or, if not paid in such manner, by Borrower making payment, when due, directly to the payee thereof, or in such other manner as Lender may reasonably designate in writing. Borrower shall promptly furnish to Lender all notices of amounts due under this paragraph 4, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to Lender receipts evidencing such payments. Borrower shall promptly discharge any lien, which has, or may have, priority over or equality with, the lien of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without Lender's prior written permission, Borrower shall not allow any lien inferior to this Instrument to be perfected against the Property.

         4. HAZARD INSURANCE. Borrower shall keep the improvements now existing or hereafter erected on the Property insured by carriers at all times satisfactory to Lender against loss by fire, hazards included within the term "extended coverage", rent loss and such other hazards, casualties, liabilities and contingencies as Lender (and, if this Instrument is on a leasehold, the ground lease) shall reasonably require pursuant to existing commercial standards at the time in question and in such amounts and for such periods as Lender shall require. All premiums on insurance policies shall be paid, at Lender's option, in the manner provided under paragraph 2 hereof, or in such other manner as Lender may reasonably designate in writing. Borrower acknowledges that Lender shall, in its sole discretion, determine whether future insurance carriers are acceptable.

                   All insurance policies and renewals thereof shall be in a form acceptable to Lender and shall include a standard mortgagee clause in favor of and in form acceptable to Lender. Lender shall have the right to hold the policies, and Borrower shall promptly furnish to Lender all renewal notices and all receipts of paid premiums. At least thirty (30) days prior to the expiration date of a policy, Borrower shall deliver to Lender a renewal policy in form satisfactory to Lender. If this Instrument is on a leasehold, Borrower shall furnish Lender a duplicate of all policies, renewal notices, renewal policies and receipts of paid premiums if, by virtue of the ground lease, the originals thereof may not be supplied by Borrower to Lender.

                   In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. Borrower hereby authorizes and empowers Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's expenses incurred in the collection of such proceeds; provided however, that nothing contained in this paragraph 5 shall require Lender to incur any expense or take any action hereunder. Borrower further authorizes Lender, at Lender's option, (a) to hold the balance of such proceeds to be used to reimburse Borrower for the cost of reconstruction or repair of the Property or (b) subject to the immediately following paragraph to apply all of such proceeds to the payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in paragraph 3 hereof (subject, however, to the rights of the lessor under the ground lease if this Instrument is on a leasehold). The insurance required in this section can be insured through a blanket policy or policies provided that such blanket policy designates the amount of insurance allocable to the Property.

                   Lender shall not exercise Lender's option to apply insurance proceeds to the payment of the sums secured by this Instrument if all of the following conditions are met: (i) Borrower is not in breach or default of any covenant or agreement of this Instrument, the Note or any other Loan Document;
(ii) Lender determines that there will be sufficient funds to restore and repair the Property to the Pre-existing Condition (as hereinafter defined) or Borrower has posted any shortfall with Lender; (iii) Lender agrees in writing that the rental income of the Property, after restoration and repair of the Property to the Pre-existing Condition, will be sufficient to meet all operating costs and other expenses, payments for reserves and loan repayment obligations (including any obligations under any permitted subordinate financing) relating to the Property and maintain a debt service coverage ratio of at least 1.35 to 1.0 at an assumed annual interest rate of 9.66% for the portion of the Loan allocable to the Property; (iv) Lender determines that restoration and repair of the Property to the Pre-existing Condition will be completed within one year of the date of the loss or casualty to the Property, but in no event later than six months prior to the Maturity Date; (v) Lender is reasonably satisfied that the Property can be restored and repaired as nearly as possible to the condition it was in immediately prior to such casualty and in compliance with all applicable zoning, building and other laws and codes (the "Pre-existing Condition") (provided that if Borrower does not have the legal right to restore the original number of units, the Loan shall only be repaid to the extent required by Section 33 hereof). If Lender elects to make the insurance proceeds available for the restoration and repair of the Property, Borrower agrees that, if at any time during the restoration and repair, the cost of completing such restoration and repair, as determined by Lender, exceeds the undisbursed insurance proceeds, Borrower shall, immediately upon demand by Lender, deposit the amount of such excess with Lender, and Lender shall first disburse such deposit to pay for the costs of such restoration and repair on the same terms and conditions as the insurance proceeds are disbursed.

                   If the insurance proceeds are held by Lender to reimburse Borrower for the cost of restoration and repair of the Property, the Property shall be restored to at least the equivalent of its condition as existing on the date hereof or such other condition as Lender may approve in writing. Lender may, at Lender's option, condition disbursement of said proceeds on Lender's approval of such plans and specifications of an architect reasonably satisfactory to Lender, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments; and satisfaction of liens as Lender may reasonably require. Notwithstanding anything to the contrary set forth above, if the insurance proceeds are to be used for the rest of restoration and repair, Borrower shall be entitled to collect and receive such proceeds if such proceeds do not exceed $350,000. If the Property is sold pursuant to paragraph 27 hereof or if Lender acquires title to the Property, Lender shall have all of the right, title and interest of Borrower in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition.

         5. PRESERVATION AND MAINTENANCE OF PROPERTY; LEASEHOLDS. Borrower (a) shall not commit waste or permit impairment or deterioration of the Property,
(b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) shall provide for professional management of the Property by Grove Operating LP or a residential rental property manager satisfactory to Lender pursuant to a contract approved by Lender in writing, unless such requirement shall be waived by Lender in writing, (g) shall generally operate and maintain the Property in a manner to ensure maximum rentals that are equivalent to similar properties in the area of the Property, (h) shall, in the event a Property's debt service coverage ratio falls below 1.10 to 1.00, either terminate the management agreement and select a new property manager satisfactory to the Lender, or provide evidence reasonably satisfactory to Lender in its sole judgment that the property manager is performing to market standards and (i) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of Lender. Neither Borrower nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to alterations in the normal course of business and the replacement of fixtures, equipment, machinery and appliances with items of like kind.

                   If this  Instrument  is on a  leasehold,  Borrower  (i) shall comply with the provisions of the ground lease, (ii) shall give immediate written notice to Lender of any default by lessor under the ground lease or of any notice received by Borrower from such lessor of any default under the ground lease by Borrower, (iii) shall exercise any option to renew or extend the ground lease and give written confirmation thereof to Lender within thirty days after such option becomes exercisable, (iv) shall give immediate written notice to Lender of the commencement of any remedial proceedings under the ground lease by any party thereto and, if required by Lender, shall permit Lender as Borrower's attorney-in-fact to control and act for Borrower in any such remedial proceedings and (v) shall within thirty days after request by Lender obtain from the lessor under the ground lease and deliver to Lender the lessor's estoppel certificate required thereunder, if any. Borrower hereby expressly transfers and assigns to Lender the benefit of all covenants contained in the ground lease, whether or not such covenants run with the land, but Lender shall have no liability with respect to such covenants nor any other covenants contained in the ground lease.

                   Borrower shall not surrender the leasehold estate and interests herein conveyed nor terminate or cancel the ground lease creating said estate and interests, and Borrower shall not, without the express written consent of Lender, alter or amend said ground lease. Borrower covenants and agrees that there shall not be a merger of the ground lease, or of the leasehold estate created thereby, with the fee estate covered by the ground lease by reason of said leasehold estate or said fee estate, or any part of either, coming into common ownership, unless Lender shall consent in writing to such merger, if Borrower shall acquire such fee estate, then this Instrument shall simultaneously and without further action be spread so as to become a lien on such fee estate.

         6. USE OF PROPERTY. Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not subdivide the Property or initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

         7. PROTECTION OF LENDER'S SECURITY. If Borrower fails to perform the covenants and agreements contained in this Instrument, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender's interest, including, but not limited to, (i) disbursement of attorney's fees, (ii) entry upon the Property to make repairs,
(iii)  procurement of satisfactory  insurance as provided in paragraph 5 hereof,
(iv) if this Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the ground lease, and (v) the payment of any taxes and/or assessments levied against the Property and then due and payable. Lender will endeavor to give Borrower prior notice thereof, but Lender's failure to give notice will not be deemed a default by Lender hereunder or otherwise create any liability against Lender.

                   Any amounts disbursed by Lender pursuant to this paragraph 8, with interest thereon, shall become additional indebtedness of Borrower secured by this Instrument. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the rate stated in the Note unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. Borrower hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby. Nothing contained in this paragraph 8 shall require Lender to incur any expense or take any action hereunder.

         8. INSPECTION. Lender may make or cause to be made reasonable entries upon and inspections of the Property including, but not limited to, phase I and/or phase II environmental audits and inspections which phase II inspections will not unreasonably disturb Borrower's or any tenant's use of the Property.

         9. BOOKS AND RECORDS. Borrower shall keep and maintain at all times at Borrower's address stated below, or such other place as Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, leases and other instruments which affect the Property. Such books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender. Borrower shall furnish to Lender, within sixty (60) days after the end of each three month quarter of each fiscal year of Borrower, a balance sheet, a statement of income and expenses of the Property and a statement of changes in financial position, each in such reasonable detail as Lender shall reasonably require and certified by Borrower and, if Lender shall require, by an independent certified public accountant. Borrower shall furnish to Lender, within sixty (60) days after the end of each fiscal year of Borrower, a balance sheet, a statement of income and expenses of the Property and a statement of changes in financial position, each in reasonable detail and certified by Borrower and, if Lender shall require, by an independent certified public accountant. Borrower shall furnish, within ninety
(90) days after each fiscal year of Borrower, commencing with 1997, annual audited statements for the Grove Operating L.P. and Grove Property Trust with a supplemental schedule for each Property. Borrower shall furnish within thirty
(30) days after the start of each fiscal year of Borrower, an annual operating and capital expenditure budget for each Property. Borrower shall furnish, together with the foregoing financial statements and at any other time upon Lender's request, a rent schedule for the Property, certified by Borrower, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable and the rent paid. In addition to the above delivery of financial statements and rent schedule, Borrower shall deliver to Lender updated versions of such financial statements at any other time upon Lender's request, including monthly balance sheets and monthly statements of income and expenses of the Property.

                   As a condition to closing the Loan, Borrower delivered financial statements to Lender. Borrower hereby authorizes the use of these financial statements for the marketing to potential investors in the Loan or in mortgage securities derived from the Loan. Borrower acknowledges such investors will rely on the financial statements and representations made by Borrower and hereby agrees to indemnify and hold Lender and its affiliates harmless from and against all liabilities, costs, obligations, demands, suits, damages, assessments, and/or penalties, arising out of or in connection with any misstatement in financial statements and information.

         10. CONDEMNATION. Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Borrower shall appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing. Borrower authorizes Lender, at Lender's option, as attorney-in-fact for Borrower, to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender subject, if this Instrument is on a leasehold, to the rights of lessor under the ground lease.

                   Borrower authorizes Lender to apply such awards, payments, proceeds or damages, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to restoration or repair of the Property or to payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in paragraph 3 hereof, with the balance, if any, to Borrower, provided that Lender's right to apply such amounts to repay the Loan shall be subject to the same conditions as are set forth in paragraphs 5 and 33 in respect of restoration following a casualty. Borrower agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Lender may require.

         11. BORROWER AND LIEN NOT RELEASED. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said indebtedness, release from the lien of this Instrument any part of the Property, take or release other or additional security, reconvey any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable thereunder. Any actions taken by Lender pursuant to the terms of this paragraph 12 shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Property. Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Lender's option, for any such action if taken at Borrower's request.

         12. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the indebtedness secured by this Instrument, nor shall Lender's receipt of any awards, proceeds or damages under paragraphs 5 and 11 hereof operate to cure or waive Borrower's default in payment of sums secured by this Instrument.

         13. ESTOPPEL CERTIFICATE. Borrower shall within ten (10) days of a written request from Lender furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by this Instrument and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Instrument and attaching true, correct and complete copies of the Note, this Instrument and any other Loan Documents (as herein defined) and any and all modifications, amendments and substitutions thereof.

         14. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants Lender a security interest in said items. Borrower agrees that Lender may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender, upon Lender's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Instrument, including the covenants to pay when due all sums secured by this Instrument, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided in paragraph 27 of this Instrument as to such items. In exercising any of said remedies, Lender may proceed against the items of real property and any items of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided in paragraph 27 of this Instrument.

         15. LEASES OF THE PROPERTY. As used in this paragraph 16, the word "lease" shall mean "sublease" if this Instrument is on a leasehold. Borrower shall, in all material respects, comply with and observe Borrower's obligations as landlord under all leases of the Property or any part thereof. Borrower will not lease any portion of the Property for non-residential use except with the prior written approval of Lender. Borrower shall be required to obtain Lender's consent, which shall not be unreasonably withheld, for any non-residential lease and non-residential subleases at the Property. The request for approval of each such proposed lease shall be made to Lender in writing and Borrower shall furnish to Lender (and any loan servicer specified from time to time by Lender):
(i) such biographical and financial information about the proposed tenant as Lender may require in conjunction with its review, (ii) a copy of the proposed form of lease, and (iii) a summary of the material terms of such proposed lease (including, without limitation, rental terms and the term of the proposed lease and any options). Borrower, at Lender's request, shall furnish Lender with executed copies of all leases hereafter made of all or any part of the Property, and all leases hereafter entered into will be in form and substance subject to the approval of Lender. All leases of the Property shall, to the extent entered into from the date hereof, specifically provide that such leases are subordinate to this Instrument; that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; that in no event shall Lender, as holder of this Instrument or as successor landlord, be liable to the tenant for any act or omission of any prior landlord or for any liability or obligation of any prior landlord occurring prior to the date that Lender or any subsequent owner acquire title to the Property; and that Lender may, at Lender's option, accept or reject such attornments. Except as otherwise provided in this paragraph 16, Borrower shall not, without Lender's written consent, execute, modify, surrender or terminate, either orally or in writing, any lease now existing or hereafter made of all or any part of the Property having an unexpired term of three (3) years or more, permit an assignment or sublease of a non-residential lease without Lender's written consent, or request or consent to the subordination of any lease of all or any part of the Property to any lien subordinate to this Instrument. If Borrower becomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrower shall
(i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-off against rent, (ii) notify Lender thereof and of the amount of said set-offs, and (iii) within ten (10) days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction.

                   Borrower shall absolutely assign to Lender, by written instrument satisfactory to Lender, all leases now existing or hereafter made of all or any part of the Property and all security deposits made by tenants in connection with such leases of the Property as security for the Loan. Upon assignment by Borrower to Lender of any leases of the Property and during the continuance of a default, beyond the applicable grace period, under this Instrument, Lender shall have all of the rights and powers possessed by Borrower prior to such assignment and Lender shall have the right to modify, extend or terminate such existing leases and to execute new leases, in Lender's sole discretion.

     16. REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

         17. ACCELERATION IN CASE OF BORROWER'S INSOLVENCY. If Borrower shall voluntarily file a petition under Title 11 of the U.S. Code (the "Act"), as such Act may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in any involuntary proceeding admitting insolvency or inability to pay debts, or if Borrower shall fail to obtain a vacation or stay of involuntary proceedings brought for the reorganization, dissolution or liquidation of Borrower, within one hundred and twenty (120) days of the filing of such involuntary proceeding, or if Borrower shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for Borrower or Borrower's property, or if the Property shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if Borrower shall make an assignment for the benefit of Borrower's creditors, or if there is an attachment, execution or other judicial seizure of any portion of Borrower's assets and such seizure is not discharged within ten (10) days, then Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable without prior notice to Borrower, and Lender may invoke any remedies permitted by paragraph 27 of this Instrument. Any attorney's fees and other expenses incurred by Lender in connection with Borrower's bankruptcy or any of the other aforesaid events shall be additional indebtedness of Borrower secured by this Instrument pursuant to paragraph 8 hereof

       8.       TRANSFERS OF THE PROPERTY OR BENEFICIAL INTERESTS IN BORROWER.

                  ( ) Except as provided in  subparagraph  (c) and  subparagraph
(d) of this paragraph 19, upon the sale or transfer of (i) all or any part of the Property, or any interest therein, or (ii) beneficial interests in Borrower (if Borrower is not a natural person or persons but is a corporation, partnership, trust or other legal entity), Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable, and Lender may invoke any remedies permitted by paragraph 27 of this Instrument.

                  (a) For purposes of this paragraph 19, a sale or transfer of a beneficial interest in Borrower shall be deemed to include, but is not limited to:

     ( ) if Borrower or any general partner of Borrower is a corporation or limited liability company, the voluntary or involuntary sale, conveyance, transfer or pledge of a majority of such corporation's or limited liability company's stock (or the stock of any corporation directly or indirectly controlling such corporation or limited liability company by operation of law or otherwise) or the creation or issuance of new stock by which an aggregate of more than 49% of such corporation's or limited liability company's stock shall be vested in a party or parties who are not now stockholders;

     (i) if Borrower is a limited liability company, the change, removal or resignation of a managing member;

     (ii) if Borrower, or any general partner of Borrower, is a limited or general partnership, the change, removal or resignation of a general partner or managing partner or the transfer or pledge of the partnership interest of any general partner or managing partner or any profits or proceeds relating to such partnership interest;

     (iii) if Borrower is a limited partnership, the transfer or pledge of a majority of the limited partnership interests which in the aggregate constitute more than a 49% interest in Borrower, or any profits or proceeds relating to such limited partnership interests.

                  (b) Notwithstanding the foregoing, the following shall not be deemed a sale or transfer of a beneficial interest in Borrower for purposes of this paragraph 19:

     ( ) a transfer of less than a 49% interest in Borrower, or any partner, shareholder or member of Borrower, by devise, descent or by operation of law upon the death of a partner, member or stockholder of Borrower;

     (i) a transfer of a limited partner, shareholder or non-managing member interest in Borrower for estate planning purposes to an immediate family member of such limited partner, shareholder or member, or a trust for the benefit of an immediate family member; or

     (ii) a transfer of a general partner or managing member interest in Borrower for estate planning purposes to an immediate family member of such partner or member, or a trust for the benefit of an immediate family member, subject to obtaining Lender's prior written consent, which consent shall not be unreasonably withheld subject to the criteria set forth in subparagraph (b) of paragraph 36 of this Instrument.

                  (c) In addition to the provisions of subparagraph 19(c) above, the following shall not be deemed a sale or transfer of a beneficial interest in Borrower for purposes of this paragraph 19:

     ( ) the sale, conveyance, transfer or pledge of stock of Grove Property Trust, a publicly traded real estate investment trust (the "REIT"), the owner of all outstanding shares of stock of the general partner of Borrower named herein;

     (i) the sale, conveyance, transfer or pledge of partnership interests of Grove Operating, L.P. (the "Operating Partnership"), the holder of a limited partnership interest in Borrower named herein;

     (ii) the one time Transfer and Assumption (as defined in Paragraph 36) subject to the consent of Lender, not to be unreasonably withheld and subject further to the provisions of paragraph 36 below, to a newly-formed single-purpose bankruptcy remote limited partnership, the general partner of which is a single-purpose bankruptcy-remote entity wholly-owned (directly or indirectly) by the REIT, and the limited partners interests in which are directly or indirectly owned at least 49% by the Operating Partnership. Lender waives the right to collect any assumption fee in connection with a consent to the foregoing Transfer and Assumption; and

     (iii) the sale, conveyance, transfer or pledge of limited partnership interests in Borrower by any person other than the Operating Partnership and the sale, conveyance, transfer or pledge of any interest in any such person, provided suchperson owns not more than 30% limited partnership interest in Borrower.

                   See paragraph 36 of this Instrument.

         19. NOTICE. Except for any notice required under applicable law to be given in another manner, (a) any notice to Borrower provided for in this Instrument or in the Note shall be given by mailing such notice by certified mail addressed to Borrower at Borrower's address stated above or at such other address as Borrower may designate by notice to Lender as provided herein, and
(b) any notice to Lender shall be given (i) by certified mail, return receipt requested, or (ii) by a nationally recognized overnight courier service to Lender's address stated herein or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in this Instrument or in the Note shall be deemed to have been given to Borrower or Lender when received by Borrower or Lender in the manner designated herein.

         20. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 19 hereof. All covenants and agreements of Borrower shall be joint and several. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

         21. UNIFORM MULTIFAMILY INSTRUMENT; GOVERNING LAW; SEVERABILITY. This form of multifamily instrument combines uniform covenants for national use and non-uniform covenants with limited variations by jurisdiction to constitute a uniform security instrument covering real property and related fixtures and personal property. This Instrument shall be governed by the law of the jurisdiction in which the Property is located. In the event that any provision of this Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this Instrument or the Note which can be given effect without the conflicting provisions, and to this end the provisions of this Instrument and the Note are declared to be severable. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in this Instrument or in the Note, whether considered separately or together with other charges levied in connection with this Instrument and the Note, violates such law, and Borrower is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Note. For the purposes of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all indebtedness which is secured by this Instrument or evidenced by the Note and which constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be allocated and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest computed thereby is uniform throughout the stated term of the Note.

     22. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument.

         23. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interest in the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein. Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

         24.       INTENTIONALLY OMITTED.

         25. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION. As part of the consideration for the indebtedness evidenced by the Note, Borrower hereby absolutely and unconditionally assigns and transfers to Lender all the rents and revenues of the Property, including those now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the rents and revenues of the Property are payable. Borrower hereby authorizes Lender or Lender's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Property to pay such rents to Lender or Lender's agents; provided, however, that, notwithstanding anything to the contrary contained elsewhere in this Instrument or in any Loan Document, prior to written notice given by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument or any other Loan Document, Borrower shall collect and receive all rents and revenues of the Property as trustee for the benefit of Lender and Borrower, to apply the rents and revenues so collected to the sums secured by this Instrument in the order provided in paragraph 3 hereof with the balance, so long as no such breach has occurred, to the account of Borrower, it being intended by Borrower and Lender that this assignment of rents constitutes an absolute assignment and not an assignment for additional security only. Upon delivery of written notice by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all rents and revenues of the Property as specified in this paragraph 26 as the same become due and payable, including, but not limited to, rents then due and unpaid, and all such rents shall immediately upon delivery of such notice be held by Borrower as trustee for the benefit of Lender only; provided, however, that the written notice by Lender to Borrower of the breach by Borrower shall contain a statement that Lender exercises its rights to such rents. Borrower agrees that commencing upon delivery of such written notice of Borrower's breach by Lender to Borrower, each tenant of the Property shall make such rents payable to and pay such rents to Lender or Lender's agents on Lender's written demand to each tenant therefor, delivered to each tenant personally, by mail or by delivering such demand to each rental unit, without any liability on the part of said tenant to inquire further as to the existence of a default by Borrower.

                   Borrower hereby covenants that Borrower has not executed any prior assignment of said rents, that Borrower has not performed, and will not perform, any acts or has not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this paragraph 26, and that at the time of execution of this Instrument there has been no anticipation or prepayment of any of the rents of the Property for more than one month prior to the due dates of such rents. Borrower covenants that Borrower will not hereafter collect or accept payment of any rents of the Property more than one month prior to the due dates of such rents. Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of rents and revenues of the Property as Lender may from time to time reasonably request.

                   Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument beyond any applicable grace period, Lender shall be entitled to the appointment of a receiver for the Property, without notice to Borrower or any other person or entity and Lender may in person, by agent or by a court appointed receiver, regardless of the adequacy of Lender's security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Property, the enforcement or fulfillment of any terms, condition or provision of any lease, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Instrument. In the event Lender elects to seek the appointment of a receiver for the Property upon Borrower's breach of any covenant or agreement of Borrower in this Instrument beyond any applicable grace period, Borrower hereby expressly consents to the appointment of such receiver. Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

                   All rents and revenues collected subsequent to delivery of written notice by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument or a breach of any covenant or agreement contained in the other Loan Documents shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the rents, including, but not limited to, attorney's fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property, and the costs of discharging any obligation or liability of Borrower as lessor or landlord of the Property and then to the sums secured by this Instrument. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Property by reason of anything done or left undone by Lender under this paragraph 26 except for gross negligence or willful misconduct of Lender which occurs after the consummation of a foreclosure or the delivery of the deed in lieu of foreclosure.

                   If the rents of the Property are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the rents, any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by this Instrument pursuant to paragraph 8 hereof. Unless Lender and Borrower agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Note unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law.

                   Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein. This assignment of rents of the Property shall terminate at such time as this Instrument ceases to secure indebtedness held by Lender. Lender will execute such documents as are reasonably required to evidence such termination and Borrower shall pay Lender's reasonable costs associated therewith.

          NON-UNIFORM COVENANTS. Borrower and Lender further covenant and agree as follows:

         26. ACCELERATION UPON DEFAULT; ADDITIONAL REMEDIES. Upon Borrower's breach, beyond any applicable grace period, of any representation, covenant or agreement of Borrower in this Instrument, the Note, the Environmental Indemnity Agreement, or any other Loan Document, including, but not limited to, the covenants to pay when due any sums secured by this Instrument, Lender, at Lender's option, may declare all of the sums secured by this Instrument to be immediately due and payable without further demand, and may invoke the power of sale and any other remedies permitted by applicable law or provided herein. Borrower acknowledges that the power of sale herein granted may be exercised by Lender without prior judicial hearing. Borrower has the right to bring an action to assert the non-existence of a breach or any other defense of Borrower to acceleration and sale. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including, but not limited to, attorney's fees and costs of documentary evidence, abstracts and title reports.

                   Notwithstanding the foregoing, Lender shall not invoke any remedy provided hereunder, under the Loan Documents, at law or in equity upon Borrower's breach of a non-monetary representation, covenant, or agreement of Borrower in this Instrument, the Note, the Environmental Indemnity Agreement or any other Loan Document, other than a breach of paragraphs 5, 19, 32(e), 32(f) or 32(h) of this Instrument, or paragraph 2 of the Environmental Indemnity Agreement, provided Borrower shall have, on or before the date that is twenty
(20) days after Borrower's receipt of notice thereof, cured such default or, if such default cannot be cured within such twenty (20) day period, Borrower shall have commenced to cure within such twenty (20) day period and is taking all actions required to diligently cure such default and such default is cured on or before the date that is forty-five (45) days after Borrower's receipt of a notice to cure such default.

                   In the event that one or more of the events of default as above provided shall occur and continue beyond the applicable grace period, the remedies available to Lender shall include, but not necessarily be limited to, any one or more of the following:

                  ( ) Lender may declare the entire unpaid balance of the Note, together with all accrued interest thereon, immediately due and payable without notice.

                  (a) Lender may take immediate possession of the Property or any part thereof (which Borrower agrees to surrender to Lender) and manage, control or lease the same to such person or persons and at such rental as it may deem proper; and collect, with or without taking possession of the Property, all the rents, issues and profits therefrom, including those past due as well as those thereafter accruing, with the right in Lender to cancel any lease, sublease or tenancy for any cause which would entitle Borrower to cancel the same; to make such expenditures for maintenance, repairs and costs of operation as it may deem advisable; and after deducting the cost thereof, to apply the residue to the payment of any sums which are unpaid hereunder or under the Note. The taking of possession and/or the collection of rents under this paragraph shall not prevent concurrent or later proceedings for the foreclosure of the Property as provided elsewhere herein.

                  (b) Lender may apply to any court of competent jurisdiction for the appointment of a receiver or similar official to manage and operate the Property, or any part thereof, and to apply the net rents, issues, and profits therefrom to the payment of the interest and principal of the Note and any other obligations of Borrower to Lender hereunder. In the event of such application, Borrower consents to the appointment of such receiver or similar official and agrees that such receiver or similar official may be appointed without notice to Borrower, without regard to the adequacy of any security for the debt and without regard to the solvency of Borrower or any other person, firm or corporation who or which may be liable for the payment of the Note or any other obligation of Borrower hereunder.

                  (c) Lender may exercise any or all of the remedies available to a secured party under the Connecticut Uniform Commercial Code, including, but not limited to:

     ( ) Either personally or by means of a court appointed receiver, to take possession of all or any of the Collateral and exclude therefrom Borrower and all others claiming under Borrower, and thereafter to hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Borrower in respect to the Collateral or any part thereof. In the event Lender demands or attempts to take possession of the Collateral in the exercise of any rights under any of the instruments which secure the Note, Borrower promises and agrees to promptly turn over and deliver complete possession thereof to Lender;

     (i) Without notice to or demand upon Borrower, to make such payments and do such acts as Lender may deem necessary to protect its security interest in the Collateral, including without limitation, paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior to or superior to the security interest granted hereunder, and in exercising any such powers or authority to pay all expenses incurred in connection therewith;

     (ii) To require Borrower to assemble the Collateral or any portion thereof at a place designated by Lender and reasonably convenient to both parties, and promptly to deliver such Collateral to Lender, or an agent or representative designated by it. Lender, and its agents and representatives shall have the right to enter upon any or all of Borrower's premises and property to exercise Lender's rights hereunder;

     (iii) To sell, lease or otherwise dispose of the Collateral at public sale, with or without having the Collateral at the place of sale, and upon such terms and in such manner as Lender may determine. Lender may be a purchaser at any such sale, and unless the collateral are perishable or threaten to decline speedily in value or are of a type customarily sold on a recognized market, Lender shall give Borrower at least ten (10) days' prior written notice of the time and place of any public sale of the collateral or other intended disposition thereof. Such notice may be mailed to Borrower at the address hereinafter set forth for notice.

                  (d) Lender shall the right to foreclose the Instrument and in an action or proceeding to foreclosure the Instrument, the Property may be foreclosed in parts or as an entirety.

                   Additional Provisions.  Borrower expressly agrees as follows:

                  (e) All remedies available to Lender with respect to the Instrument shall be cumulative and may be pursued concurrently or successively. No delay by Lender in exercising any such remedy shall operate as a waiver thereof or preclude the exercise thereof during the continuance of that or any subsequent default.

                  (f) The obtaining of a judgment or decree on the Note, shall not in any manner affect the lien of the Instrument upon the Property, and the debt represented by said judgment or decree shall be secured hereby to the same extent as the Note is now secured.

                  (g) The only limitation upon the foregoing agreements as to the exercise of Lender's remedies is that there shall be but one full and complete satisfaction of the indebtedness secured hereby.

                   Remedies Not Exclusive. Lender shall be entitled to enforce payment of any indebtedness secured hereby and performance of all obligations contained herein and to exercise all rights and powers under the Instrument or the Note or under any other agreement of Borrower or any laws now or hereafter in force, notwithstanding that some or all of the said indebtedness and obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise. Neither the acceptance of the Instrument nor its enforcement shall prejudice or in any manner affect Lender's right to realize upon or enforce any other security now or hereafter held by Lender, it being agreed that Lender shall be entitled to enforce the Instrument and any other security now or hereafter held by Lender in such order and manner as Lender may in its absolute discretion determine. No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given to Lender or to which it otherwise may be entitled may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Lender and it may pursue inconsistent remedies.

                   See Paragraph 35 of this Instrument.

     27. RELEASE. Upon payment and discharge of all sums secured by this Instrument, this Instrument shall become null and void and Lender shall execute a release of this Instrument in recordable form. Borrower shall pay Lender's reasonable costs incurred in releasing this Instrument.

         28.       INTENTIONALLY OMITTED.

         29. FUTURE ADVANCES. Upon request of Borrower, Lender, at Lender's option so long as this Instrument secures indebtedness held by Lender, may make Future Advances to Borrower. Such Future Advances, with interest thereon, shall be secured by this Instrument when evidenced by promissory notes stating that said notes are secured hereby. At no time shall the principal amount of the indebtedness secured by this Instrument exceed the original amount of the Note (US $15,084,000.00) nor shall the maturity of Future Advances secured hereby extend beyond the time of repayment of the Note.

         30. NONRECOURSE LOAN. Subject to the qualifications below in this paragraph, the Borrower shall be liable for payment and performance of all of the obligations, covenants and agreements of the Borrower under the Note, this Instrument, the Assignment of Leases and Rents (herein so-called), dated of even date herewith, executed by Borrower to Lender, the Environmental Indemnity Agreement dated of even date herewith, executed by Borrower and Lender, and all other Loan Documents, to the full extent (but only to the extent) of all of the Property and any other items, property or amounts which are collateral or security for the Loan pursuant to any Loan Document. If a default occurs in the timely and proper payment of any portion of such indebtedness or in the timely performance of any obligations, agreements or covenants, except as set forth below in this paragraph, neither Borrower, nor any partner of Borrower, nor any partner, stockholder, director or officer of any partner of Borrower, shall be personally liable for the repayment of any of the principal of, interest on, or prepayment fees or late charges, or other charges or fees due in connection with the Loan, the performance of any covenants of Borrower under the Note, this Instrument or any of the other Loan Documents or for any deficiency judgment which Lender may obtain after default by Borrower. Notwithstanding the foregoing provisions of this paragraph or any other agreement, the Borrower shall be fully and personally liable for any and all: (1) liabilities, costs, losses, damages, expenses or claims (including, without limitation, any reduction in the value of the Property or any other items, property or amounts which are collateral or security for the Loan) suffered or incurred by Lender by reason of or in connection with (a) any fraud or misrepresentation by the Borrower in connection with the Loan, including but not limited to any misrepresentation of the Borrower contained in any Loan Document, (b) any failure to pay taxes, insurance premiums (except to the extent that such taxes and insurance premiums are then held by the Lender), assessments (but only to the extent such failure results from the misapplication of rentals or other income derived from the Property), charges for labor or materials or other charges that can create liens on any portion of the Property, (c) any misapplication of (i) proceeds of insurance covering any portion of the Property, or (ii) proceeds of the sale or condemnation of any portion of the Property, (d) any rentals, income, profits, issues and products received by or on behalf of the Borrower subsequent to the date on which the Lender gives written notice that a default has occurred under the Loan and not applied to the payment of principal or interest due under the Note or the payment of operating expenses (excluding any operator's, manager's or developer's fee paid to the Borrower or any affiliate of the Borrower) of the Property, (e) any failure to maintain, repair or restore the Property in accordance with any Loan Document to the extent not covered by insurance proceeds made available to the Lender, (f) any failure by the Borrower to deliver to the Lender all unearned advance rentals and security deposits paid by tenants of the Property received by or on behalf of the Borrower, and not refunded to or forfeited by such tenants, (g) any failure by the Borrower to return to, or reimburse the Lender for, all personalty taken from the Property by or on behalf of the Borrower, except in accordance with the provisions of this Instrument, and (h) any and all indemnities given by the Borrower to the Lender set forth in the Environmental Indemnity Agreement or any other Loan Document in connection with any environmental matter relating to the Property; and (2) court costs and all attorneys' fees provided for in any Loan Document. Furthermore, no limitation of liability or recourse provided above in this paragraph shall (x) apply to the extent that the Lender's rights of recourse to the Property are suspended, reduced or impaired by or as a result of any act, omission or misrepresentation of the Borrower or any other party now or hereafter liable for any part of the Loan and accrued interest thereon, or by or as a result of any case, action, suit or proceeding to which the Borrower or any such other party, voluntarily becomes a party; or (y) constitute a waiver, forfeiture, abrogation or limitation of or on any right accorded by any law establishing a debtor relief proceeding, including, but not limited to, Title 11, U.S. Code, which right provides for the assertion in such debtor relief proceeding of a deficiency arising by reason of the insufficiency of collateral notwithstanding an agreement of the Lender not to assert such deficiency.

     31. REPRESENTATIONS OF BORROWER. The Borrower hereby represents and warrants to Lender the following:

                  ( ) Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Connecticut. There are no proceedings or actions pending, threatened or contemplated for the liquidation, termination or dissolution of Borrower.

                  (a) Except for a lease for laundry facilities, no person or entity has any leasehold estate in, or any lease or other agreement granting the right to use or occupy any portion of, the Property except the lessees under the leases (the "Leases") listed in the rent roll (the "Rent Roll") provided by Borrower to Lender in connection with the closing of the Loan; the Leases expire on the respective dates shown in the Rent Roll; no rental in excess of one month's rent has been prepaid under any of the Leases; the amount of the security deposit, if any, held by Borrower under each of the Leases is as shown in the Rent Roll; each of the Leases is valid and binding on the parties thereto in accordance with its terms; the execution of this Instrument will not constitute an event of default under any of the Leases; Borrower has received no written notice that any of the tenants under any of the Leases has any present rights of offset or counterclaim against the landlord; all of the obligations of the landlord pursuant to the Leases have been performed; and as of the date of the Rent Roll, all tenants are current in the payment of rent except as shown on the Rent Roll.

                  (b) Except as specifically listed in the schedule of exceptions to coverage in the title policy insuring Lender's interest in the Property, Borrower is now in possession of the Property (subject to the occupancy of portions thereof pursuant to the Leases); Borrower's possession of the Property is peaceable and undisturbed; Borrower does not know any facts by reason of which any claim to the Property, or any part thereof, might arise or be set up adverse to Borrower; and to Borrower's knowledge the Property is free and clear of (i) any lien for taxes (except real property taxes not yet due and payable for the calendar year in which this Instrument is being executed), and
(ii) any easements, rights-of-way, restrictions, encumbrances, liens or other exceptions to title by mortgage, decree, judgment, agreement, instrument, or, to the knowledge of Borrower, proceeding in any court.

                  (c) All charges for labor, materials or other work of any kind furnished in connection with the construction, improvement, renovation or rehabilitation of the Property or any portion thereof have been paid in full, and to Borrower's knowledge no unreleased affidavit claiming a lien against the Property, or any portion thereof, for the supplying of labor, materials or services for the construction of improvements on the Property has been executed or recorded in the mechanic's lien or other appropriate records in the county in which the Property is located.

                  (d) To the knowledge of Borrower: the current and contemplated uses of the Property are in compliance in all material respect with all applicable federal, state and municipal laws, rules, regulations and ordinances, applicable restrictions, zoning ordinances, building codes and regulations, building lines and easements, including, without limitation, federal and state environmental protection law and the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws or ordinances related to handicapped access, and any statute, rule, regulation, ordinance, or order of governmental bodies or regulatory agencies, or any order or decree of any court adopted or enacted with respect thereto (collectively, "Applicable Laws"); no governmental authority having jurisdiction over any aspect of the Property has made a claim or determination that there is any such violation; the Property is not included in any area identified by the Secretary of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973, as amended, as an area having special flood hazards except as shown on the survey described in the title policy insuring this Instrument; and all permits, licenses and the like which are necessary for the operation of the Property have been issued and are in full force and effect.

                  (e) There have been no material adverse changes, financial or otherwise, in the condition of Borrower from that disclosed to Lender in the loan application submitted to Lender by Borrower, or in any supporting data submitted in connection with the Loan, and all of the information contained therein was true and correct when submitted and is now substantially and materially true and correct on the date hereof.

                  (f) There is no claim, litigation or condemnation proceeding pending, or, to the knowledge of the Borrower, threatened in writing, against the Property or Borrower, which would affect the Property or Borrower's ability to perform its obligations in the connection with the Loan.

                  (g) Borrower does not own any real property or assets other than the Properties and does not operate any business other than the management and operation of the Properties.

                  (h) No proceedings in bankruptcy or insolvency has ever been instituted by or against Borrower or any affiliate thereof, and no such proceeding is now pending or contemplated.

                  (i) Borrower is, and if there are any general partners or members of Borrower, such partners or members are, solvent pursuant to the laws of the United States, as reflected by the entries in Borrower's books and records and as reflected by the actual facts.

                  (j) The Loan Documents have been duly authorized, executed and delivered by Borrower and constitute valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms. No approval, consent, order or authorization of any governmental authority and no designation, registration, declaration or filing with any governmental authority which has not been obtained or made, as applicable, is required in connection with the execution and delivery of the Note, this Instrument or any other Loan Document.

                  (k) The execution and delivery of the Loan Documents will not violate or contravene in any way the articles of incorporation or bylaws or partnership agreement, articles of organization or operating agreement as the case may be, of Borrower or any indenture, agreement or instrument to which Borrower is a party or by which it or its property may be bound, or be in conflict with, result in a breach of or constitute a default under any such indenture, agreement or other instrument, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower, except as contemplated by the provisions of such Loan Documents, and no action or approval with respect thereto by any third person is required that has not been obtained.

  (l)          No part of the Property is all or a part of Borrower's homestead.

                  (m) maintain or cause to be maintained in full force and effect for the benefit of the Borrower and Lender those certain interest rate swap agreements with the First National Bank of Boston entered into prior to or concurrently herewith in the aggregate notional amount of $15,200,000, which provide for a swap of a fixed rate of interest payable by an affiliate of Borrower in exchange for the receipt of a floating rate of interest based upon one month Libor payable by First National Bank of Boston, it being acknowledged that the interest rate protection provided under the swap agreements are a material inducement to Lender's willingness to make the loan evidenced by the Note. The failure to maintain foregoing interest rate swap agreements or any termination thereunder shall be deemed a default under this Instrument.

     32. BORROWER'S ADDITIONAL COVENANTS. Borrower hereby covenants, agrees and undertakes to:

                  ( ) pursuant and in addition to paragraph 5 of this Instrument, purchase policies of insurance with respect to the Property with such insurers, in such amounts and covering such risks as shall be satisfactory to Lender, including, but not limited to, (i) personal injury and death; (ii) loss or damage by fire, lightning, hail, windstorm, explosion, hurricane (to the extent available), and such other hazards, casualties and contingencies (including at least twelve (12) months rental insurance in an amount equal to the gross rentals for such period and broad form boiler and machinery insurance) as are normally and usually covered by extended coverage policies in effect where the Property is located and comprehensive general public liability insurance in an amount not less than $1,000,000; provided, that each policy shall provide by way of endorsement, rider or otherwise that no such insurance policy shall be cancelled, endorsed, altered, or reissued to effect a change in coverage unless such insurer shall have first given Lender thirty (30) days prior written notice thereof, such policy shall be on a replacement cost basis in an amount not less than that necessary to comply with any coinsurance percentage stipulated in the policy, but not less than one hundred percent (100%) of the insurable value (based upon replacement cost) of the Property and the deductible clause, if any, of the fire and extended coverage policy may not exceed the lesser of one percent (1%) of the face amount of the policy or $10,000.00; (iii) loss or damage by flood, if the Property is in an area designated by the Secretary of Housing and Urban Development as an area having special flood hazards, in an amount equal to the principal amount of the Note or the maximum amount available under the Flood Disaster Protection Act of 1973, and regulations issued pursuant thereof, as amended from time to time, whichever is less, in form complying with the "insurance purchase requirement" of that Act; and (iv) such other insurance and endorsements, if any, as Lender may reasonably require from time to time pursuant to commercial standards existing at the time in question, or which is required by the Loan Documents. Borrower shall cause all insurance (except general public liability insurance) carried in accordance with paragraph 5 of this Instrument and this paragraph to be payable to Lender as a mortgagee and not as a coinsured, and, in the case of all policies of insurance carried by each lessee for the benefit of Borrower, if any, to cause all such policies to be payable to Lender as Lender's interest may appear. Notwithstanding anything to the contrary set forth in Paragraph 5, in the event the Property cannot be restored to the equivalent of its original condition, as concerns height, floor area, use and number of apartment units, Lender may, in its sole discretion, (i) require that, in the event that Borrower is in default under this Instrument or there is a default under any other Loan Document, the insurance proceeds be applied to the payment of the sums secured by this Instrument, whether or not then due (the "Loan Balance"), in the order of application set forth in paragraph 3 hereof, or (ii) require that (a) only a portion of the Property be restored and repaired, (b) that the insurance proceeds be applied to reduce the Loan Balance such that the ratio of the Loan Balance to the number of apartment units that existed immediately prior to the event of loss shall equal the ratio of the reduced Loan Balance to the reduced number of apartment units that will exist after the partial restoration and repair of the Property but in no event shall Lender require that the Loan Balance be reduced more than is necessary to achieve after restoration a ratio for the Loan Balance to the aggregate value of all of the Properties securing the Loan of 60%, and (c) any insurance proceeds not used to reduce the Loan Balance shall be held by Lender in accordance with paragraph 5 hereof to reimburse Borrower for the cost of such partial restoration and repair. Any insurance proceeds not applied to the repair or restoration of the Property shall be paid to Borrower so long as no default shall exist under this Instrument, the Note, or any other Loan Document;

                  (a) from time to time, at the request of Lender, (i) promptly correct any defect, error or an obvious omission which may be discovered in the contents of this Instrument or in any other Loan Document or in the execution or acknowledgement thereof; (ii) execute, acknowledge, deliver and record and/or file such further documents or instruments (including, without limitation, further mortgages, security agreements, financing statements, continuation statements, assignments of rents or leases and environmental indemnity agreements) and perform such further acts and provide such further assurances as may be necessary, desirable or proper, in Lender's reasonable opinion, to carry out more effectively the purposes of this Instrument and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; provided that such documents or instruments do not materially increase Borrower's liability under the Loan Documents; and (iii) execute, acknowledge, deliver, procure, and file and/or record any document or instrument (including specifically, but without limitation, any financing statement) deemed advisable by Lender to protect the liens and the security interests herein granted against the rights or interests of third persons; provided that such documents or instruments do not increase Borrower's liability under the Loan Documents. Borrower will pay all reasonable costs connected with any of the foregoing in this subparagraph (b);

     (b) continuously maintain Borrower's existence and right to do business in the State of
Connecticut;

                  (c) at any time any law shall be enacted imposing or authorizing the imposition of any tax upon this Instrument, or upon any rights, titles, liens or security interests created hereby, or upon the obligations secured hereby or any part thereof, immediately pay all such taxes; provided that, if such law as enacted makes it unlawful for Borrower to pay such tax, Borrower shall not pay nor be obligated to pay such tax, and in the alternative, Borrower may, in the event of the enactment of such a law, and must, if it is unlawful for Borrower to pay such taxes, prepay the obligations secured hereby in full within sixty (60) days after demand therefor by Lender;

     (d) not execute or deliver any deed of trust, mortgage or pledge of any type covering all or any portion of the Property;

                  (e) not acquire any real property or assets (other than the Properties) or operate any business other than the management and operation of the Properties during the term of the Loan;

                  (f) not permit any drilling or exploration for or extraction, removal or production of any mineral, natural element, compound or substance from the surface or subsurface of the Property regardless of the depth thereof or the method of mining or extraction thereof;

     (g) not change its name, structure, or employer identification number during the term of the Loan except as specifically permitted herein; and

                  (h) pay on demand all reasonable and bona fide out-of-pocket costs, fees and expenses and other expenditures, including, but not limited to, reasonable attorneys' fees and expenses, paid or incurred by Lender to third parties incident to this Instrument or any other Loan Document (including, but not limited to, reasonable attorneys' fees and expenses in connection with the negotiation, preparation and execution hereof and of any other Loan Document and any amendment hereto or thereto, any release hereof, any consent, approval or waiver hereunder or under any other Loan Document, the making of any advance under the Note, and any suit to which Lender is a party involving this Instrument or the Property) or incident to the enforcement of the obligations secured hereby or the exercise of any right or remedy of Lender under any Loan Document.

         33.       RESERVES.

                  ( )          CAPITAL IMPROVEMENTS RESERVE.

     ( ) Commencing on the first day a monthly installment of interest is due and payable under the Note and continuing on the first calendar day of each calendar month thereafter, Borrower shall deliver to Lender, together with the regular installments of interest an amount (a "CIR Payment") equal to $1,381. Each CIR Payment shall be deemed "Other Impositions" and "Funds" as defined in paragraph 2 of this Instrument. The CIR Payments will be placed in interest bearing deposits or accounts in the name of Lender or Lender's loan servicer at the same financial institution(s) as the other Funds (the "Other Impositions Account"), shall be held in accordance with the terms of paragraph 2 of this Instrument, and may be drawn on by Borrower for deferred maintenance and/or ongoing capital improvement expenditures in connection with the Property, pursuant to the terms set forth below in subparagraph 34(a)(ii). At Lender's discretion, the CIR Payments may be increased to reflect any increase in the "Consumer Price Index" published by the Bureau of Labor Statistics of the U.S. Department of Labor, All Items, U.S. city average, all urban consumers (presently denominated "CPI-U"), or a successor or substitute index appropriately adjusted (the "CPI"). In the event Lender shall elect not to increase the CIR Payment for any given year by the CPI, Lender, at its sole discretion, may during any subsequent year elect to increase the CIR Payment by the aggregate amount of CPI increases which Lender otherwise was entitled to make during the previous years in which it did not elect to make such increases.

     (i) So long as Borrower is not in default, beyond any applicable grace period, under any of the terms of the Note, this Instrument and no default exists under any of the other Loan Documents, Borrower, subject to the following provisions of this subparagraph (ii) and upon ten (10) days' prior written notice to Lender and Lender's loan servicer (which notice shall include a brief statement of the purpose for which the advance is to be used), shall be entitled to draw on the CIR Payments on deposit in the Other Impositions Account solely for the payment of deferred maintenance and/or ongoing capital improvement expenditures for the Property. Borrower may not make any drawing on the Other Impositions Account for less than $500. Lender may request, in connection with a request by Borrower for a drawing on the Other Impositions Account, that Borrower furnish written evidence reasonably satisfactory to Lender that the amount requested by Borrower is for work performed, services or materials furnished, and bills paid or payable with respect to the deferred maintenance and/or ongoing capital improvement expenditures (including, but not limited to, contracts and invoices for work performed or materials supplied and, to the extent obtainable, mechanics' and materialmen' lien releases and waivers from such parties performing such work or supplying such materials). Lender also reserves the right to make any disbursement or portion thereof from the Other Impositions Account directly to the party performing such work or supplying such materials. Lender or Lender's servicing agent, as the case may be, shall be entitled to charge Borrower for third party costs. Any such third party costs shall be deducted by Lender from the Funds on deposit or account or, at Lender's option, shall be paid to Lender by Borrower within ten (10) days of Lender's written demand.

     (ii) Each CIR Payment is pledged as additional security for the sums secured by this Instrument and any of the other Loan Documents. Borrower hereby grants to Lender a lien and security interest in each CIR Payment and the deposit or other accounts in which such payments are placed.

                  (a)          ENVIRONMENTAL RESERVE.

     (i) Upon execution of this Instrument, Borrower shall deliver to Lender an amount equal to $2,000.00 (the "Environmental Reserve"). The Environmental Reserve shall be deemed "Other Impositions" and "Funds" as defined in paragraph 2 of this Instrument. The Environmental Reserve will be placed in the Other Impositions Account, shall be held in accordance with the terms of paragraph 2 of this Instrument, and may be drawn on by Borrower for the following expenditures in connection with the Property:

     A. The procurement of an Operations and Maintenance Plan for asbestos (the "Asbestos O&M Plan") acceptable to Lender, in Lender's sole discretion, within thirty (30) days of the date hereof. An amount equal to $1,000.00 (the "Asbestos O&M Reserve") shall be allocated to the expenses incurred in obtaining the Asbestos O&M Plan. The Asbestos O&M Reserve shall be released to Borrower upon Lender's approval of the Asbestos O&M Plan.

     B. The procurement of an Operations and Maintenance Plan for lead-based paint (the "Lead Paint O&M Plan") acceptable to Lender, in Lender's sole discretion, within thirty (30) days of the date hereof. An amount equal to $1,000.00 (the "Lead Paint O&M Reserve") shall be allocated to the expenses incurred in obtaining the Lead Paint O&M Plan. The Lead Paint O&M Reserve shall be released to Borrower upon Lender's approval of the Lead Paint O&M Plan.

     (ii) Borrower's failure to obtain the Asbestos O&M Plan and the Lead Paint O&M Plan shall be deemed a default under this Instrument, the Note, and the other Loan Documents. The Environmental Reserve is pledged as additional security for the sums secured by this Instrument and any of the other Loan Documents. Borrower hereby grants to Lender a lien and security interest in the Environmental Reserve and the deposit or other accounts in which such payments are placed.

     (iii) In addition, Borrower shall deliver within 120 days from the date hereof, in a form acceptable to Lender, "no further action" letters from the Connecticut Department of Environmental Protection (the "CDEP") or a Connecticut Licensed Site Professional (the "Site Professional"), with respect to the removal of all underground storage tanks in, on, or about the Property and resulting soil contamination. If, after utilizing all reasonable diligence during such 120 day period, Borrower is unable to obtain "no further action" letters from the CDEP or the Site Professional Lender may grant Borrower, at Lender's option, up to two (2) additional sixty (60) day period extensions in which to obtain such "no further action" letter. Borrower's failure to deliver "no further action" letters within the time period provided in this subparagraph or any applicable extension shall be deemed a default under this Instrument, the Note, and the other Loan Documents.

                   (d)        DEFERRED MAINTENANCE RESERVE.

     (i) Contemporaneously with the execution hereof, Borrower shall deliver the sum of $12,500.00 to Lender (the "Deferred Maintenance Reserve") to be held in accordance with the provisions of this paragraph 33(d) for the purpose of ensuring Borrower's performance of certain deferred maintenance described in that certain Building Condition Survey dated January 24, 1997, prepared by Kenneth O. Wille & Associates, covering the Property (the "Deferred Maintenance"). Borrower shall complete the Deferred Maintenance within ninety
(90) calendar days after the date hereof, and failure to do so shall, in Lender's sole and absolute discretion, be deemed a default under this Instrument, the Note and the other Loan Documents.

     (ii) The Deferred Maintenance Reserve shall be deemed "Other Impositions" and "Funds" as defined in paragraph 2 of this Instrument. The Deferred Maintenance Reserve will be placed in an account in the name of Lender or Lender's loan servicer at the same financial institution(s) as the other Funds (the "Deferred Maintenance Account") and shall be held in accordance with the terms of paragraph 2 of this Instrument. So long as Borrower is not in default, beyond any applicable grace period, under any of the terms of the Note, this Instrument and no default exists under any of the other Loan Documents, Borrower, subject to the following provisions of this subparagraph (ii) and upon ten (10) days' prior written notice to Lender and, if applicable, Lender's loan servicer (the "Deferred Maintenance Request") and satisfaction of the other requirements set forth in this paragraph 33(d), shall be entitled to withdraw the entire amount then held in the Deferred Maintenance Account. The Deferred Maintenance Request shall include copies of invoices for all items or materials purchased and all labor or services provided in connection with the Deferred Maintenance, and Borrower shall certify and provide evidence satisfactory to Lender, in Lender's reasonable discretion, including, without limitation, final lien releases executed by all mechanics and materialmen, that the Deferred Maintenance has been completed in a good and workmanlike manner, free and clear of any mechanics' or materialmen's liens and encumbrances and is in compliance with all applicable laws, ordinances, rules and regulations of any governmental authority, agency or instrumentality having jurisdiction over the Property. Notwithstanding the receipt by Lender of the aforesaid certification and evidence, Lender reserves the right to inspect, or have Lender's agent inspect, the Property to verify that the Deferred Maintenance has been satisfactorily completed on a lien free basis. Borrower shall pay all costs necessary for completion of the Deferred Maintenance without regard to the sufficiency of the funds in the Deferred Maintenance Account. Lender or Lender's servicing agent, as the case may be, shall be entitled to charge Borrower for third party costs. Any such third party costs shall be deducted by Lender from the Deferred Maintenance Account or, at Lender's option, shall be paid to Lender by Borrower within ten (10) days of Lender's written demand. Notwithstanding anything to the contrary, Borrower shall not be obligated to perform any Deferred Maintenance in connection with ADA compliance until ninety (90) days after Borrower's receipt of notification of violation of or noncompliance with ADA. Borrower shall be obligated to continue to reserve in the Deferred Maintenance Reserve 125% of the amounts scheduled in the above-described Building Condition Survey with respect thereof until the later of the repayment in full of the Loan, or the completion of such ADA work. Borrower's failure to perform the ADA compliance work within the required time period, if applicable, shall, at Lender's option, be deemed a default under this Instrument.

     (iii) The Deferred Maintenance Reserve is pledged as additional security for the sums secured by this Instrument and any of the other Loan Documents. Borrower hereby grants to Lender a lien and security interest in the Deferred Maintenance Reserve and the Deferred Maintenance Account.


         34.       FORECLOSURE.  Connecticut law requires judicial foreclosure.

         35.       ASSUMABILITY.

                  ( ) So long as (i) Borrower is not in default under any of the terms of the Note, this Instrument or and no default exists under any other Loan Document, and (ii) no situation exists which with the passage of time or the giving of notice or both would constitute a default under the Note, this Instrument or any other Loan Document, in the event Borrower desires to transfer all of the Property together with all property securing the Additional Security Documents to another party (the "Transferee") and have the Transferee assume all of Borrower's obligations under the Note, this Instrument and all of the other Loan Documents (collectively, the "Transfer and Assumption"), Borrower, subject to the terms of this paragraph, may make a written application to Lender for Lender's consent to the Transfer and Assumption, subject to the conditions set forth in subparagraph (b) of this paragraph 36. Together with such written application (and afterwards if requested by Lender), Borrower will submit to Lender true, correct and complete copies of any and all information and documents of any kind requested by Lender concerning the Property, Transferee and/or Borrower, together with any review fee required by Lender, in Lender's sole discretion.

     (a) Lender shall not unreasonably withhold its consent to a Transfer and Assumption provided and upon the condition that:

     ( ) Lender receives an opinion from counsel acceptable to Lender that (x) such Transfer and Assumption shall not affect, in any way, the enforceability of the Loan Documents or the lien status, and (y) that the Transferee complies in all respects with the provisions of paragraph 32(h) and paragraph 33(f) of this Instrument and such other conditions concerning the organizational structure of the Transferee as were required by Lender at the time of the making of the Loan;

     (i) Borrower has submitted to Lender true, correct and complete copies of any and all information and documents of any kind requested by Lender concerning the Property, Transferee and/or Borrower;

     (ii) the Transferee, in Lender's sole judgment, has sufficient experience in managing assets similar in size and type to the Property;

     (iii) in Lender's sole judgment, the Transferee and the partners, members or shareholders of the Transferee are financially sound or have sufficient financial resources to manage the Property for the term of the Loan;

(iv) the Loan has been placed, or Lender plans to place the Loan, in an offering of Securities (as defined in paragraph 39) and Lender receives written confirmation from the rating agencies that the Transfer and Assumption will not result in any downgrade, qualification or withdrawal of the ratings assigned to the pool and assets in which the Loan has been placed; and

     (v) Borrower has paid any review fee required by Lender.

                  (b) If Lender consents to the Transfer and Assumption, the Transferee and/or Borrower as the case may be, shall deliver the following to
Lender:

     ( ) Borrower shall deliver to Lender an assumption fee in the amount of one percent (1%) of the then unpaid principal balance of the Loan;

     (i) Borrower and Transferee shall execute and deliver to Lender any and all documents required by Lender, in form and substance required by Lender, in Lender's sole discretion (the "Assumption Documents");

     (ii) Borrower shall cause to be delivered to Lender, an endorsement to the mortgagee policy of title insurance then insuring the lien created by this Instrument in form and substance acceptable to Lender, in Lender's sole discretion (the "Endorsement"); and

     (iii) Borrower shall deliver to Lender a payment in the amount of all costs incurred by Lender in connection with the Transfer and Assumption, including but not limited to, Lender's attorneys fees and expenses, all recording fees for the Assumption Documents, and all fees payable to the title company for the delivery to Lender of the Endorsement.

                  (c) Notwithstanding anything contained in this paragraph to the contrary, (x) under no circumstances may the Property and Loan be transferred and assumed by any party under the terms of this paragraph more than once during the entire term of the Loan and (y) except based on Lender's written agreement to the Transfer and Assumption and Borrower's and Transferee's compliance with all of the terms and provisions of this paragraph, the terms and provisions of this paragraph shall in no way amend or modify the terms and provisions contained in paragraph 19 of this Instrument.

         36.       RELEASE OF COLLATERAL.

                   (a) So long as no default exists under any of the terms of the Note, this Instrument or any other Loan Document, (ii) no situation exists which with the passage of time or the giving of notice or both would constitute a default under the Note, this Instrument or any other Loan Document, and (iii) and Borrower complies with the provisions of this paragraph 37, Borrower may make written application for Lender's consent to release the Property from the lien of this Instrument and to release Borrower from its obligations under the Note and the other Loan Documents (other than the Environmental Indemnity Agreement) except to the extent Borrower shall continue to own other properties secured by the Loan (subject to the provisions set forth below) in connection with a partial paydown of the Note (the "Release of Collateral").

                   (b) Lender shall consent to the Release of Collateral and shall release Borrower from its obligations under the Note and the other Loan Documents (other than the Environmental Indemnity Agreement) except to the extent Borrower shall continue to own other properties secured by the Loan provided and upon the condition that:

     i) The cash flow generated from the remaining properties which shall continue to be encumbered by the Loan Documents results in a debt service coverage ratio of 1.35 to 1 based upon an assumed annual interest rate of 9.66% for the six (6) month period following such release as reasonably determined by Lender;

     ii) If the Loan has been placed, or if Lender plans to place the Loan, in an offering of Securities (as defined in paragraph 39), Lender receives written confirmation from the rating agencies that the Release of Collateral will not result in any downgrade, qualification or withdrawal of the ratings assigned to the pool and assets in which the Loan has been placed;

     iii) The purchase and sale agreement, if any, for the acquisition of the Property contains a provision pursuant to which the purchaser agrees not to commence an involuntary bankruptcy proceeding against Borrower in connection with any claim under the purchase and sale agreement;

     (iv) Borrower shall prepay the principal balance of the Note by an amount equal to 125% of the principal portion of the Loan allocated to the Property as set forth in the Note;

     v) If Borrower shall continue to own any other properties that will continue to be collateral for the Loan, Borrower shall not violate any single-purpose bankruptcy-remoteness criteria imposed by the rating agencies;

     vi) Borrower shall deliver to Lender a payment in the amount of all costs incurred by Lender in connection with the Release of Collateral, including but not limited to, Lender's reasonable attorneys' fees and expenses, all recording fees for the release documents; and

     vii) If Borrower shall continue to own any other properties encumbered by the Loan, Borrower shall execute such documents reasonably required by Lender confirming Borrower's continuing obligations under the Loan and documents executed in connection therewith.

                   (c) Lender shall execute and deliver such documents as are reasonably necessary and appropriate to effect the release of the Property and Borrower, simultaneously with the payments by Borrower required under this paragraph 37, provided that all of the other conditions to such release set forth above have been satisfied.

         37. WAIVER OF JURY TRIAL. BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THE BORROWER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE NOTE, THIS INSTRUMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

                   BORROWER HEREBY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS INSTRUMENT IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE LENDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.

         38. TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Note, this Instrument and the Loan Documents, or any part thereof, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or any rating agency rating such Securities (singularly, an "Investor," and collectively, the "Investors") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Loan and to Borrower, any guarantor, any indemnitors and/or the Property, whether furnished by Borrower, any guarantor, any indemnitors or otherwise, as Lender determines necessary or desirable. Borrower shall furnish and Borrower consents to Lender furnishing to such Investors or such prospective Investors or rating agency any and all information concerning the Property, the leases, the financial condition of Borrower, any guarantor and any indemnitor as may be requested by Lender, any Investor or any prospective Investor or rating agency in connection with any sale, transfer or participation interest.

                   This Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original.

                   Lender is specifically permitted, at its option and in its discretion, to make additional advances under this Instrument as contemplated by
Section 49-2(c) of the Connecticut General Statutes.

                   NOW THEREFORE, if the Note secured hereby, and any modifications, extensions or renewals thereof, shall be well and truly paid according to its tenor, and if all agreements and provisions contained in such Note and herein and in the other Loan Documents are fully kept and performed, and all obligations are fully satisfied then this Instrument shall become null and void; otherwise to remain in full force and effect.


                   IN WITNESS WHEREOF, Borrower has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.


    WITNESS:                                                      BORROWER:


    Signed and sealed in the presence of:

                                    GR-PROPERTIES III LIMITED PARTNERSHIP
     /s/ Victor Morganthaler
    Name: Victor Morganthaler      By:     Grove Investment Group, Inc.,
                                            Its General Partner

                                   /s/         Joseph R. LaBrosse

           /s/ Louis Hait                        Joseph R. LaBrosse
    Name: Louis Hait                                      Its Treasurer


                               Borrower's Address:
                            c/o Grove Property Trust
                                                     598 Asylum Avenue
                           Hartford, Connecticut 06105



    STATE OF NEW YORK          )
                                         ) ss.
    COUNTY OF NEW YORK         )



                   I certify that I know or have satisfactory evidence that Joseph R. LaBrosse is the person who appeared before me, and said person acknowledged that he signed the foregoing instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Treasurer of GR-Properties III Limited Partnership to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                   Dated this 13th day of March, 1997.


                 /s/        Christopher        A. Foley

                 Christopher             A. Foley
                              (printed name)

              Notary Public for the State of New York
              My  appointment   expires  February  20, 1998

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                                               16

                                 Exhibit A

                                 Property Description

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                   17

                         Exhibit B

                         Copy of Promissory Note

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                            Schedule 1

                            Additional Security Documents

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



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0         Van Deene Manor Apartments (West Springfield, Massachusetts)
-------------------------------------------------------------------------------
                  ( ) Multifamily Mortgage, Assignment of Rents and Security Agreement dated of even date with this Instrument, executed by Grove-West Springfield Associates Limited Partnership for the benefit of Lender.

                  (a) Assignment of Leases and Rents dated of even date with this Instrument, executed by Grove-West Springfield Associates Limited Partnership to Lender.

     (b) Environmental Indemnity Agreement dated of even date with this Instrument, executed by Grove-West Springfield Associates Limited Partnership, Grove Investment Group, Inc. and Lender.

                  (c) UCC-1 Financing Statements executed by Grove-West Springfield Associates Limited Partnership, as debtor, and Lender as secured party filed with the Secretary of State of Massachusetts and the county in which the secured property is located.

1         Security Manor Apartments (Westfield, Massachusetts)
                  ( ) Multifamily Mortgage, Assignment of Rents and Security Agreement dated of even date with this Instrument, executed by Grove-Westfield Associates Limited Partnership for the benefit Lender of Lender.

                  (a) Assignment of Leases and Rents dated of even date with this Instrument, executed by Grove-Westfield Associates Limited Partnership to Lender.

     (b) Environmental Indemnity Agreement dated of even date with this Instrument, executed by Grove-Westfield Associates Limited Partnership, Grove Investment Group, Inc. and Lender.

                  (c) UCC-1 Financing Statements executed by Grove-Westfield Associates Limited Partnership, as debtor, and Lender as secured party filed with the Secretary of State of Massachusetts and the county in which the secured property is located.

     2 Woodbridge Apartments  (Newington,  Connecticut)
                ( ) Multifamily Open-End Mortgage Deed, Assignment of Rents and Security Agreement dated of even date with this Instrument, executed by Foxwoodburg, L.P. for the benefit of Lender.

     (a) Assignment of Leases and Rents dated of even date with this Instrument, executed by Foxwoodburg, L.P. to Lender.

     (b) Environmental Indemnity Agreement dated of even date with this Instrument, executed by Foxwoodburg, L.P., FWB, Inc. and Lender.

                  (c) UCC-1 Financing Statements executed by Foxwoodburg, L.P., as debtor, and Lender as secured party filed with the Secretary of State of Connecticut and the town in which the secured property is located.

     3 Fox  Hill  Apartments  (Vernon,  Connecticut)

     ( ) Multifamily Open-End Mortgage Deed, Assignment of Rents and Security Agreement dated of even date with this Instrument, executed by Foxwoodburg, L.P. for the benefit of Lender.

     (a) Assignment of Leases and Rents dated of even date with this Instrument, executed by Foxwoodburg, L.P. to Lender.

     (b) Environmental Indemnity Agreement dated of even date with this Instrument, executed by Foxwoodburg, L.P., FWB, Inc. and Lender.

     (c) UCC-1 Financing Statements executed by Foxwoodburg, L.P., as debtor, and Lender as secured party filed with the Secretary of State of Connecticut and the town in which the secured property is located.

4         Burgundy Studio (Middletown, Connecticut)

     ( ) Multifamily Open-End Mortgage Deed, Assignment of Rents and Security Agreement dated of even date with this Instrument, executed by Foxwoodburg, L.P. for the benefit of Lender.

     (a) Assignment of Leases and Rents dated of even date with this Instrument, executed by Foxwoodburg, L.P. to Lender.

     (b) Environmental Indemnity Agreement dated of even date with this Instrument, executed by Foxwoodburg, L.P., FWB, Inc. and Lender.

                  (c) UCC-1 Financing Statements executed by Foxwoodburg, L.P., as debtor, and Lender as secured party filed with the Secretary of State of Connecticut and the town in which the secured property is located.

5         Loomis Manor (West Hartford, Connecticut)
                  ( ) Multifamily Open-End Mortgage Deed, Assignment of Rents and Security Agreement dated of even date with this Instrument, executed from GR-Properties III Limited Partnership for the benefit of Lender.

                  (a) Assignment of Leases and Rents dated of even date with this Instrument, executed from GR-Properties III Limited Partnership to Lender.

     (b) Environmental Indemnity Agreement dated of even date with this Instrument, executed by GR-Properties III Limited Partnership, Grove Investment Group, Inc. and Lender.

                  (c) UCC-1 Financing Statements executed by GR-Properties III Limited Partnership, as debtor, and Lender as secured party filed with the Secretary of State of Connecticut and the town in which the secured property is located.

                                   Schedule 1
                                   (continued)


6         Westwynd Apartments (West Hartford, Connecticut)
                  ( ) Multifamily Open-End Mortgage Deed, Assignment of Rents and Security Agreement dated of even date with this Instrument, executed by GR-Westwynd Associates Limited Partnership for the benefit of Lender.

                  (a) Assignment of Leases and Rents dated of even date with this Instrument, executed by GR-Westwynd Associates Limited Partnership to Lender.

                  (b) Environmental Indemnity Agreement dated of even date with this Instrument, executed by GR-Westwynd Associates Limited Partnership, Grove Caya Corporation and Lender.

                  (c) UCC-1 Financing Statements executed by GR-Westwynd Associates Limited Partnership, as debtor, and Lender as secured party filed with the Secretary of State of Connecticut and the town in which the secured property is located.